Exhibit 99.1
overview presentation

safe harbor statement All statements made in this presentation, other than statements of historical fact, are forward-looking statements. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "look forward to," "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "will," "would," "should," "could," "guidance," "potential," "opportunity," "continue," "project," "forecast," "confident," "prospects," "schedule," "designed," "future" and similar expressions typically are used to identify forward-looking statements. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of GSI Commerce. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect GSI Commerce's business, financial condition and operating results include the effects of changes in the economy, consumer spending, the financial markets and the industries in which GSI Commerce and its partners operate, changes affecting the Internet and e-commerce, the ability of GSI Commerce to develop and maintain relationships with strategic partners and suppliers and the timing of the establishment, extension or termination of its relationships with strategic partners, the ability of GSI Commerce to timely and successfully develop, maintain and protect its technology, confidential and proprietary information and product and service offerings and execute operationally, the ability of GSI Commerce to attract and retain qualified personnel, the ability of GSI Commerce to successfully integrate its acquisitions of other businesses, if any, and the performance of acquired businesses. More information about potential factors that could affect GSI Commerce can be found in its most recent Form 10-K, Form 10-Q and other reports and statements filed by GSI Commerce with the SEC. GSI Commerce expressly disclaims any intent or obligation to update these forward-looking statements.

non-GAAP financial measures GSI's consolidated financial statements are prepared and presented in accordance with GAAP. To supplement our consolidated financial statements, in this presentation, we use the non-GAAP financial measure of non-GAAP income from operations. We also discuss certain ratios that use those measures. The non-GAAP measures and ratios presented are not intended to be considered in isolation of, as a substitute for, or superior to our GAAP financial information. We have included reconciliations later in this presentation of the non-GAAP measures to the nearest GAAP measure. We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate our performance. In our opinion, these non-GAAP measures provide meaningful supplemental information regarding our performance. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as to the operating results of comparable companies. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and (2) they are used by institutional investors and the analyst community to help them analyze the health of our business. Non-GAAP income from operations. We define non-GAAP income from operations, formerly referred to as adjusted EBITDA, as income from operations excluding stock-based compensation, depreciation and amortization expenses and acquisition- related integration expenses. We consider non-GAAP income from operations to be a useful metric for management and investors because it excludes certain non-cash and non-operating items. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use when valuing equity awards under SFAS 123R, we believe that viewing income from operations excluding stock-based compensation expense allows investors to make meaningful comparisons between our operating performance and those of other businesses. Because we are growing rapidly and operate in an emerging and rapidly changing industry, we believe that our level of capital expenditures and consequently the level of depreciation and amortization expense relative to our revenues could be meaningfully greater today than it will be over time. As a result, we believe it is useful supplemental information to view income from operations excluding depreciation and amortization expense as it provides a potential indicator of the future operating margin potential of the business. We believe the exclusion of acquisition-related integration expenses permits evaluation and a comparison of results for on-going business operations, and it is on this basis that management internally assesses the company's performance.

vision to be the worldwide leader in e-commerce and multi-channel services for great consumer brands. business U.S. e-commerce services international e-commerce services interactive marketing revenues & employees $750 million FY07 net revenue ~ 3,500 employees agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials technology fulfillment customer care premium e-commerce solutions end-to-end or modular integrated components customized ~ 80 major retailers / brands 13 retail categories U.S. e-commerce services agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials healthy and growing U.S. e-commerce market $ in billions 2007 2008 2009 2010 2011 2012 $174.5 13.9% CAGR 16.9% agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials "Business-to-consumer (b2c) e-commerce continues its double-digit, year-over-year growth rate, in part because sales are shifting away from stores and in part because online shoppers are less sensitive to adverse economic conditions than the average U.S. consumer." U.S. e-Commerce: Five-Year Forecast: 2008 - 2012 -- Forrester Research Inc., Feb. 2008. $50 $100 $150 $200 $250 $300 $350 $400 $204.0 $235.4 $267.8 $301.0 $334.7 15.4% 13.8% 12.4% 11.2% * Forrester Research excludes travel in calculating its b2c, retail sales as reported in the "U.S. e-Commerce: Five-Year Forecast: 2008 - 2012" published by Forrester Research Inc., February 2008.

~ 80 leading retailers and brands * Slide shows selected partners. agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials adding 5 to 10 new partners and 1 to 2 categories per year total domestic partners current partners that launched or are expected to launch with GSI during that year number of categories 23 31 39 49 55 4 6 7 9 11 1999 2000 2001 2002 2003 2004 2005 2006 4 0 10 20 30 40 50 60 6 8 8 10 6 1 7 1 13 1 3 10 79 13 2007 70 10 accretive acquisition partners 80 14 agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials

agenda | overview | U.S. e-commerce | internat'l e-commerce | interactive marketing | financials

2007 partner renewals

• Major League Baseball	partner since 2003 - ext. to 2016
• National Football League	partner since 2006 - ext. to 2012
• National Hockey League	partner since 2004 - ext. to 2014
• The Sports Authority	partner since 1999 - 10 yr. ext.
• Linens 'N Things	partner since 2003 - multiyear ext.
• Estee Lauder	partner since 2002 - multiyear ext.
• iRobot	partner since 2005 - multiyear ext. & internat'l
• Wilsons Leather	partner since 2004 - multiyear ext.
• Restoration Hardware	partner since 1998 - multiyear for customer care
• Global Consumer Products Co.	partner since 2002 - multiyear expansion
• Global Financial Services Co.	partner since 2003 - multiyear ext.
• Warnaco	partner since 2006 - multiyear ext.
• Speedo & Calvin Klein Underwear	

9

gsi commerce

acquisition of Accretive Commerce expands domestic market position announced aug. 16 / closed sept. 11 $97.5 million cash integration targeted for completion during second half 2008 adds 14 marquee partners more depth added in key apparel, home, health & beauty and specialty foods categories opportunity to provide new partners with services and platform options Amended all front-end, e-commerce technology deals; now migrating to GSI tech platform during 1H08 increases scale and infrastructure adds ~ 1 million sq. ft. of fulfillment space adds 600 call center seats enhances long-term growth $83.6 million in 12-months trailing net revenues ended June 2007 opportunity for additional services / platform options including marketing and international achieving synergies 2007 - functional integration progress - HR, finance, legal 2008 - migrating to common call center and fulfillment center tech platform agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials value proposition complete solution enterprise scale & scope focus on partner's growth, brand and customer experience agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials value proposition - complete premium solution end-to-end, integrated, multichannel, e-commerce platform shared infrastructure and customized solutions increased efficiency - one vendor proven integration - built to work together e-commerce expertise - 360°understanding of business technology fulfillment customer care agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials value proposition - enterprise scale & scope

- not partner core competency - e-commerce ~ 2% to 4% of total sales
- ~ redundant, geographically separate data centers
- 4 customer care facilities
  - ~ 1,600 seats
- 6 primary fulfillment centers
  - 2.7 million sq. ft.


Edwardsville, Ill.
Richwood, Ky.
Eau Claire, Wis.
Louisville, Ky.
King of Prussia, Pa.
Shepherdsville, Ky.
Martinsville, Va.
Los Angeles, Calif.
Pacoima, Calif.
Brunswick, Ga.
Nashville, Ten.
Melbourne, Fla.

13
gsi commerce

value proposition - focus on partner growth, brand and customer experience decision wizard technology agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials value proposition - focus on partner growth, brand and customer experience buy online, pick up in store buy online, ship to store buy online, return to store digital versions of print media (e.g. catalogs, circulars) online/offline gift card redemption and purchase online/offline loyalty program integration online/offline private label credit card integrated registries multichannel capabilities agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials value proposition - focus on partner growth, brand and customer experience


Happy Easter!



customization / personalization

~ 208,000 custom jerseys created in 2007


15

1,400+ different recipes of colors, flavors, base and texture combinations



16

gsi commerce

agenda | overview | U.S. e-commerce | internat'l e-commerce | interactive marketing | financials

competition

e-commerce decision

insource

retailer

- **web platform** IBM, ATG, Microsoft
- **customer care** West, Convergys
- **fulfillment /logistics** DHL, UPS
- **e-mail mgmt.** Experian, epsilon
- **design** aQuantive, Grey Interactive
- **strategy/sys. integrators** McKinsey, Accenture
- **online marketing** aQuantive, ValueClick
- **order proc/merch systems** SAP, Yantra

outsource

	web platform	custom solutions	marketing services	fulfillment /logistics	customer care
GSI	●	●	●	●	●

one-stop, full-service solution provider

gsi commerce®

17 gsi commerce®

international agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials gsi international headquarters located in Barcelona, Spain Steve Davis named president of gsi international in 2007 and has relocated europe followed by asia size of the market, current Barcelona presence, and fewer language & cultural challenges interest of domestic partners ability to gain traction with new partners buy / build assets to assemble end-to-end solution an end-to-end solution is strategic differentiator overcoming complexity for partners growing international partner base agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials international - european e-commerce market * Includes the following European countries: United Kingdom, Germany, France, Italy, Spain, Netherlandds, Belgium, Luxembourg, Norway, Sweden, Denmark, Finland, Austria, Switzerland, Ireland, Portugal and Greece. Source: Forrester Research Inc., "Europe's e-Commerce Forecast: 2006 to 2011," June 29, 2006. Euros were converted to U.S. dollars for this presentation. As of 5/10/07 that rate was 1 Euro = $1.354 projected growth of european online sales european online population expected to grow from 189 million in 2006 to 242 million in 2011, or from 58% to 74% of the adult population. * in 2003, 19% of europe's online population shopped online -- that number is expected to grow to 54% by 2011. * 2006 2007 2008 2009 2010 2011 $ in billions $309.9 $138.9 $177.2 $219.3 $264.0 $356.1 $0 $50 $100 $150 $200 $250 $300 $350 $400 23.7% 20.4% 17.4% 14.9% 27.5% 20.7% CAGR agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials international - Zendor acquisition provides end-to-end foundation for Europe provides end-to-end e-commerce solution in U.K. immediately opens U.K.'s online market - europe's largest instant infrastructure - two fulfillment centers (245,000 sq. ft.) and 50-seat customer care center market expertise - 100 employees including management provides established team with intimate knowledge of the prospects, opportunities and challenges $7.9 million cash provides end-to-end foundation for Europe sets stage for expansion of end-to-end solutions throughout Europe significant step toward replicating U.S. success worldwide adds five, well-established new partners will leverage partner relationships and Zendor's strong brand to introduce GSI's end-to-end solution in U.K. agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials interactive marketing services agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials interactive marketing services

GSI Commerce interactive marketing services division

gsi interactive

- creative – user experience & site design
- online marketing (search, affiliate, comparison shopping engines, display)
- content development & digital photography
- catalog services
- provides services to ~ 50 partners
- 155 staff in KoP and growing

e dialog

Intelligent e-Mail Marketing. Precisely.

- market-leading provider of advanced e-mail marketing solutions – Jupiter & ForresterResearch
- provides e-mail technology, strategic services, tactical planning, implementation and support services
- provides services to 100 blue-chip partners – U.S. & Europe
- 257 employees - Lexington, Mass., New York, Seattle, and London

24 gsi commerce

marketing services - online advertising market estimated U.S. online advertising as % of total U.S. advertising spend estimated U.S. online advertising revenues 2006 2007 2008 2009 2010 2011 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 0% 2% 4% 6% 8% 10% 12% $19.3 $24.7 $29.5 $34.0 6.6% 8.1% 9.2% 11.4% 10.0% 10.8% $38.2 $42.0 16.9% CAGR Source: Piper Jaffray, U.S. Online Advertising Forecast. $ in millions agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials marketing services - a multichannel requirement almost $400 billion of store sales - or 16% of total retail sales - were directly influenced by the Web (cross-channel sales) in 2006. This will grow at a 17% CAGR over the next five years resulting in cross-channel sales by consumers of more than $1 trillion by 2012 * 51% of online consumers have researched and then purchased offline * 45% of online consumers buy additional products once inside an offline store * main reason consumers purchased offline: wanted product immediately * $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2006 2007 2008 2009 2010 2011 2012 16% 20% 24% 28% 32% 35% 38% $2,481 $2,552 $2,627 $2,705 $2,787 $2,873 $2,954 total cross-channel sales - % * total retail sales, excluding travel * CAGR = 17% * Source: Forrester Research Inc., "The Web's Impact on In-Store Sales: U.S. Cross-Channel Sales Forecast, 2006 to 2012.", May 7, 2007. $ in millions agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials

e-Dialog - strategic, geographic and financial fit market-leading provider of advanced e-mail marketing solutions products and services are highly rated by both Forrester and JupiterResearch e-mail - offers online marketers highest ROI than other marketing channels enterprise focus 100 blue-chip clients U.S. and growing European base strong financial growth on a trailing 12-month basis through Sept. 30, 2007, e-Dialog recorded net revenue, income from operations and adjusted EBITDA of approximately $33.9 million (+59 percent year-over-year), $5.2 million (+151 percent year-over-year) and $6.5 million (+112 percent year-over-year), respectively. Adjusted EBITDA equals income from operations plus $1.3 million of depreciation and amortization expense. $157 million - deal closed on 2/13/08 cash $147.8 million / restricted stock $9.2 million cash payment of $750,000 in fiscal 2009 if net revenue targets are achieved in fiscal 2008 agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials marketing services - brand integration agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials marketing services - brand integration agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials financials agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials net revenues - trailing four quarters agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials $0 $100 $200 $300 $400 $500 $600 $700 $5.5 FY99 $42.8 FY00 $102.6 FY01 $172.6 FY02 $241.9 FY03 $335.1 FY04 $440.4 FY05 $609.6 FY06 $ in millions $800 $750 FY07

Delivering revenue growth & margin expansion net revenue $ in millions non-GAAP income from operations -467.3% $0 $100 $200 $300 $400 $500 $600 $700 1999 2000 2001 2002 2003 2004 2005 2006 $5.5 $42.8 $102.6 $172.6 $241.9 $335.1 $440.4 $609.6 0.1% 4.4% 4.9% 6.3% -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% -95.4% -16.2% -11.3% agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials $750 $800 2007 7.0%

GAAP to non-GAAP reconciliations agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials January 1, December 30, December 29, December 28, January 3, January 1, January 3, January 1, 2000 2000 2001 2002 2004 2005 2005 2006 (29,083) $ (53,557) $ (32,497) $ (34,437) $ (13,064) $ (401) $ 2,878 $ 9,647 $ 2,655 4,983 10,282 401 1,935 3,576 3,805 7,578 728 8,074 6,662 10,509 11,386 10,944 14,635 21,297 (25,700) $ (40,500) $ (15,553) $ (23,527) $ 257 $ 14,119 $ 21,318 $ 38,522 $ Twelve Months Ended FY1999 FY2000 FY2001 FY2002 FY2003 FY2004 FY2005 FY2006 Reconciliation of GAAP income from operations to non-GAAP GAAP income from operations Acquisition related integration expenses Stock-based compensation Depreciation and amortization (1) Non-GAAP income from operations (1) Includes amortization expense of acquisition related intangibles of $3,380 and $4,531 for the three- and twelve-months ended December 29, 2007. (Unaudited) GSI COMMERCE, INC. AND SUBSIDIARIES NON-GAAP INCOME FROM OPERATIONS AND RECONCILIATION TO GAAP RESULTS (In thousands) 4,942 $ 1,597 8,419 37,337 52,295 $ December 29, 2007 FY2007 -- -- -- -- -- -- -- --